UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   June 2, 2005

THE J. JILL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22480	04-2973769
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4 Batterymarch Park, Quincy, MA		02169-7468
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 376-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On June 2, 2005, the Compensation Committee of the Board of Directors of The J. Jill Group, Inc. (the “Company”) amended and restated The J. Jill Group, Inc. 2005 Incentive Compensation Plan (the “2005 Incentive Plan”) and adopted The J. Jill Group, Inc. 2005 Fall Season Supplemental Executive Bonus Plan (the “Fall 2005 Executive Bonus Plan”).

Under the 2005 Incentive Plan, certain employees of the Company, including its executive officers, are eligible to receive bonuses for the Spring 2005 and the Fall 2005 season if the Company’s earnings per share for the applicable season before payment of any bonuses for the season under the 2005 Incentive Plan exceed an earnings per share target for the season.  Under the original 2005 Incentive Plan, the earnings per share target for each season was the Company’s earnings per share target for the season as set forth in the Company’s 2005 Financial Plan.  Under the amended and restated 2005 Incentive Plan, the earnings per share target for the Fall season is an earnings per share target for the season established by the Compensation Committee before the beginning of the Fall season.  A copy of the amended and restated 2005 Incentive Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Under the Fall 2005 Executive Bonus Plan, certain executive officers of the Company are eligible to receive supplemental bonuses for the Fall 2005 season if the Company’s earnings per share for the season before payment of any bonuses under the Fall 2005 Executive Bonus Plan but after payment of any bonuses for the season under the amended and restated 2005 Incentive Plan (“Preliminary Executive Plan Earnings Per Share”) exceed its earnings per share target for the season as set forth in the Company’s 2005 Financial Plan by at least $0.05 per share.  The amount of the bonus for each eligible executive officer depends on the amount by which the Company’s Preliminary Executive Plan Earnings Per Share for the Fall season exceed its targeted earnings per share for the season, the bonus percentage assigned to the executive officer by the Board of Directors or the Compensation Committee and the base salary paid to the executive officer for the season.  Under the Fall 2005 Executive Bonus Plan, the maximum supplemental bonuses range from 50% of Fall season base salary for Executive Vice Presidents to 100% of Fall season base salary for the President and Chief Executive Officer.  A copy of the Fall 2005 Executive Bonus Plan is attached as Exhibit 10.2 to this Current Report on
Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(c)	Exhibits

	10.1	The J. Jill Group, Inc. Amended and Restated 2005 Incentive Compensation Plan

	10.2	The J. Jill Group, Inc. 2005 Fall Season Supplemental Executive Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. JILL GROUP, INC.

Date: June 7, 2005	By:	/s/ Linda L. Trudel
Linda L. Trudel
Vice President /
Corporate Controller
(Principal Accounting Officer)